SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Hillman Capital Management Investment Trust
(Name of Registrant as Specified in its Charter)

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Hillman Value Fund
a series of
Hillman Capital Management Investment Trust
[PROXY DATE]

Dear Shareholder:
I am writing to inform you of the upcoming special meeting of the shareholders (the “Shareholder Meeting”) of the Hillman Value Fund (the “Existing Fund”), a series of Hillman Capital Management Investment Trust (“Hillman”), a Delaware statutory trust.
The meeting is scheduled to be held at 10:00 a.m. eastern standard time on February 23, 2021, at 116 South Franklin Street, Rocky Mount, North Carolina 27803. Please take the time to carefully read the Proxy Statement and cast your vote.
The purpose of the meeting is to seek your approval in connection with a proposal to reorganize the Existing Fund into a newly created series (the “New Fund”) of ALPS Series Trust (“AST”), a Delaware statutory trust with its principal offices at 1290 Broadway, Suite 1000, Denver, CO 80203 (the “Reorganization”). The Existing Fund is currently organized as a series of Hillman, an investment company with its principal offices at 116 South Franklin Street, Rocky Mount, North Carolina 27803. If shareholders approve the Reorganization, it will take effect on or about [CLOSING DATE]. At that time, the Existing Fund shares you currently own would be exchanged on a tax-free basis for shares of the New Fund with the same aggregate value.
Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers
While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Existing Fund that requires your vote.
What is the Purpose of the Reorganization?
The primary purpose of the Reorganization is to move the Existing Fund from Hillman to AST in an attempt to gain operational efficiencies and distribution support, which may result in lower shareholder expenses.
Hillman Capital Management, Inc., the investment adviser to the Existing Fund (“HCM” or the “Adviser”), has determined that by reorganizing the Fund into AST, the Fund and HCM may be able to achieve operational efficiencies and receive distribution support, which may, over time, result in lower expenses for the New Fund compared to the Existing Fund due to achieving economies of scale from a growth in assets.
HCM will continue to serve as investment adviser for the New Fund and the person responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, and, therefore, no gain or loss should be recognized by the Existing Fund or their shareholders as a result of the Reorganization.
The only changes that will occur as a result of the Reorganization are that (1) the New Fund will be overseen by a different Board of Trustees, (2) the New Fund will have different officers, and (3) the New Fund will have different service providers.
The Board of Trustees of Hillman is different than the Board of Trustees of AST. AST also has different officers than Hillman. In addition, the third-party service providers of the Fund will change as shown in the table below, except the Fund’s custodian, which will remain UMB Bank, n.a.

Service Provider	Hillman	AST
Fund Accounting and Administration	The Nottingham Company	ALPS Fund Services, Inc.
Transfer Agent	Nottingham Shareholder Services, LLC	ALPS Fund Services, Inc.
Distributor	Capital Investment Group, Inc.	ALPS Distributors, Inc.
Auditor	BBD, LLP	Cohen & Company, Ltd.
Legal Counsel	Greenberg Traurig LLP	Davis Graham & Stubbs LLP

How Will Approval of the Reorganization Affect the Operation of the Existing Fund?
Approval of the Reorganization will not affect the Existing Fund’s investment objectives, principal investment strategies, and/or associated risks. In fact, the New Fund’s investment objectives, principal investment strategies and associated risks are identical to those of the Existing Fund. HCM, the current adviser to the Existing Fund, will continue to act as the adviser to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio manager that currently manages the Existing Fund. Further, it is anticipated that the net expenses of the New Fund upon closing of the Reorganization will be the same or lower than the current net expenses of the Existing Fund.
Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganization?
The Adviser is responsible for paying all costs relating to the Reorganization, including the costs relating to the Shareholder Meeting and the Proxy Statement.
How Will the Reorganization Work?
The Reorganization will involve three steps:
1.
The transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Existing Fund then outstanding;

2.
The pro rata distribution of shares of the New Fund to shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3.	The complete liquidation and termination of the Existing Fund.
The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the Existing Fund shares you held immediately before the Reorganization. HCM is the investment adviser to the Existing Fund and will continue to act as the investment adviser to the New Fund. The day-to-day investment management of the portfolios of the New Fund will be provided by the same portfolio manager that currently manages the Existing Fund.
How Does the Board Suggest that I Vote?
After careful consideration, Hillman’s Board of Trustees recommends that you vote “FOR” the Reorganization. Please see the Proxy Statement for a discussion of the Hillman Board’s considerations in making its recommendations.

Will My Vote Make a Difference?
Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of the Existing Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Fund may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again, which increases costs.
How Do I Place My Vote?
You may provide Hillman with your vote by mail, via the internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by calling the toll-free number printed on your proxy ballot, via the Internet at the website address printed on your proxy ballot, or in person at the Shareholder Meeting.
Whom Do I Call If I Have Questions?
We will be happy to answer your questions about this proxy solicitation. Please call (833) 290-2604 between 10:00 a.m. and 8:00 p.m. eastern standard time, Monday through Friday, with any questions about the proxy.
Sincerely,
Mark Hillman
President
Hillman Capital Management Investment Trust

Hillman Value Fund
a series of
Hillman Capital Management Investment Trust
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 23, 2021
Dear Shareholders:
The Board of Trustees of Hillman Capital Management Investment Trust (“Hillman”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Hillman Value Fund, a series of Hillman (the “Existing Fund” to be held at 116 South Franklin Street, Rocky Mount, North Carolina  27804, on February 23, 2021 at 10:00 a.m. eastern standard time.
The shareholders of the Existing Fund are being asked to consider the following proposals:
1.
To approve an Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a new series of ALPS Series Trust (the “New Fund”). The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the Existing Fund.

2.	To transact other business that may properly come before the meeting and any adjournments thereof.
Shareholders of record at the close of business on December 29, 2020, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.
Shareholders are invited to attend the Shareholder Meeting in person. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.
By Order of the Board of Trustees,
Tracie Coop, Secretary
[PROXY DATE]
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON February 23, 2021:
A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization), and Proxy Voting Ballot are available at www.eproxyaccess.com/HCMAX2020

Hillman Value Fund
a series of
Hillman Capital Management Investment Trust
with its principal offices at
116 South Franklin Street
Rocky Mount, North Carolina 27804

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 23, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Hillman Capital Management Investment Trust (“Hillman”) on behalf of the Hillman Value Fund (the “Existing Fund”), a series of Hillman, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held at 116 South Franklin Street, Rocky Mount, North Carolina 27803 on February 23, 2021 at 10:00 a.m. eastern standard time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].
The Shareholder Meeting has been called by the Board of Trustees for the following purposes:
1.
To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a copy of which is attached as Appendix A to this Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a new series of ALPS Series Trust (the “New Fund”). The transfer would be (a) an exchange of your shares of the Existing Fund for the shares of the New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the Existing Fund (collectively, the “Reorganization”).

2.	To transact other business that may properly come before the meeting and any adjournments thereof.
Only shareholders of record of the Existing Fund at the close of business on December 29, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.
A copy of the Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to Hillman at 116 South Franklin Street, Rocky Mount, North Carolina 27804 or by calling 1-800-773-3863.
PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
Overview
At a meeting held on December 17, 2020, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of Hillman (the “Independent Trustees”), considered and unanimously approved a Plan of Reorganization substantially similar to the copy attached to this Proxy Statement as Appendix A. Under the Plan of Reorganization, the Existing Fund, a series of Hillman, will assign all of its assets to the New Fund, a newly organized series of AST, in exchange solely for (1) the number of New Fund shares equivalent in value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the Existing Fund’s liabilities, followed by a distribution of those shares to the Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the transaction, which is currently set to be on or about [CLOSING DATE] (the “Closing Date”). Both the Existing Fund and New Fund are sometimes referred to in this Proxy Statement as a “Fund.” Like Hillman, AST is an open-end investment company registered with the SEC.

If the Plan of Reorganization is approved by the shareholders of the Existing Fund, they will become shareholders of the New Fund. The New Fund’s investment objectives, principal investment strategies and investment risks are identical to those of the Existing Fund. In addition, the current investment adviser to the Existing Fund, Hillman Capital Management, Inc. (“HCM” or the “Adviser”), will continue to serve as the investment adviser to the New Fund.
The only changes that will occur as a result of the Reorganization are: (1) the New Fund will be overseen by a different Board of Trustees, (2) the New Fund will have different officers, and (3) the New Fund will have different service providers.
The Board of Trustees of Hillman is different than the Board of Trustees of AST. AST also has different officers than Hillman. In addition, the third-party service providers of the Fund will change as shown in the table below, except the Fund’s custodian, which will remain UMB Bank, n.a.
Service Provider	Hillman	AST
Fund Accounting and Administration	The Nottingham Company	ALPS Fund Services, Inc.
Transfer Agent	Nottingham Shareholder Services, LLC	ALPS Fund Services, Inc.
Distributor	Capital Investment Group, Inc.	ALPS Distributors, Inc.
Auditor	BBD, LLP	Cohen & Company, Ltd.
Legal Counsel	Greenberg Traurig LLP	Davis Graham & Stubbs LLP

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Existing Fund or their shareholders as a result of the Reorganization. The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser, and not the Existing Fund or the New Fund. If approved, the Reorganization is expected to take effect on or about [CLOSING DATE], although the date may be adjusted in accordance with the Plan of Reorganization.
Reasons For The Reorganization
The primary purpose of the Reorganization is to move the Existing Fund from Hillman to AST in an attempt to gain operational efficiencies and distribution support, which may result in lower shareholder expenses.
Hillman Capital Management, Inc., the investment adviser to the Existing Fund (“HCM” or the “Adviser”), has determined that by reorganizing the Fund into AST, the Fund and HCM may be able to achieve operational efficiencies, which may, over time, result in lower expenses for the New Fund compared to the Existing Fund due to achieving economies of scale from a growth in assets.

Summary Of Agreement And Plan Of Reorganization
Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.
The Plan of Reorganization provides that the number of full and fractional shares to be issued by the New Fund in connection with the Reorganization will be the same as the number of shares owned by each of the Existing Fund’s shareholders on the Closing Date. The Plan of Reorganization also provides that the net asset value of shares of the New Fund will be the same as the net asset value of shares of the Existing Fund. The value of the assets to be transferred by the Existing Fund will be calculated at the time of the closing of the Reorganization.
The Existing Fund will distribute the New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Existing Fund will be credited with shares of the New Fund having an aggregate value equal to the Existing Fund shares that the shareholder holds of record on the Closing Date.
The Plan of Reorganization may be terminated by resolution of the Board of Trustees of Hillman or the Board of Trustees of AST on behalf of the Existing Fund or on behalf of the New Fund, respectively, under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that the Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. The closing is also conditioned upon both the Existing Fund and the New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the New Fund.
Hillman Board Considerations
At a meeting held on December 17, 2020, the Board of Trustees of Hillman approved the proposed Reorganization after reviewing detailed information regarding the Reorganization and its effect on the shareholders of the Existing Fund. The Hillman Board considered the following matters, among others, in approving the proposal (each reference to the “Board” in the below discussion refers to the Hillman Board):
•
Terms and Conditions of the Reorganization. The Board reviewed the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Existing Fund’s shareholders for approval. The Board discussed HCM’s determination that, through the Reorganization, it may be able to achieve operational efficiencies and receive distribution support, which may, over time, result in lower expenses for the New Fund compared to the Existing Fund due to achieving economies of scale from a growth in assets.

•
No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganization, the Board noted that the Reorganization would not result in any dilution of shareholder interests in the Existing Fund. The Board noted that the New Fund will continue to be managed by HCM through the same portfolio manager, and as such, the New Fund would receive at least a comparable level of advisory services to as is currently being provided to the Existing Fund.

•
Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that HCM has agreed to assume all of the expenses associated with the Reorganization. The Board further discussed the fact that, under the Plan of Reorganization, the New Fund would assume all of the liabilities of the Existing Fund, and that such liabilities would not remain with the Trust. Finally, the Board considered that the Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.

•
Effect of the Reorganization on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that HCM’s advisory fee is not expected to change and that the New Fund are expected have the same or lower expense ratios than the Existing Fund.

•
Investment Objectives, Policies, Restrictions, and Other Differences. The Board reviewed the investment objectives, policies, and investment restrictions, noting no material changes between the Existing Fund and the New Fund. The Board also discussed certain other differences between the Existing Fund and the New Fund and concluded that they were not material and not expected to have an impact on the day-to-day management of the New Fund.

Based on the Board’s review of the circumstances presented and the recommendation of HCM and the Hillman officers, the Board determined that the Reorganization was in the best interests of the Existing Fund and its shareholders and unanimously approved the Plan of Reorganization, subject to the approval by the Existing Fund’s shareholders, and recommends that the Existing Fund shareholder vote “FOR” the approval of the Plan of Reorganization.
COMPARISON OF THE EXISTING FUND AND THE NEW FUND
The Existing Fund is a series of Hillman, a Delaware statutory trust, and the New Fund is organized as a series of AST, a Delaware statutory trust. The New Fund has been created as a shell series of AST solely for the purpose of the proposed Reorganization. Set forth below is a comparison of Existing Fund’s and New Fund’s investment objectives, principal investment strategies and risks, fees and expenses, third party service providers, shareholder information and other aspects of the Funds.
Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks.
The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for the New Fund will be identical to those of the Existing Fund. Set forth below is a summary of the investment objectives, principal investment strategies and principal risks of the Existing Fund and the New Fund. The investment objective of the Existing Fund and the New Fund is to provide long-term total return from a combination of income and capital gains. For detailed information about the principal investment strategies and risks of the Existing Fund, as well as its investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for the Existing Fund, which are incorporated herein by reference.
Fees and Expenses.
The Reorganization is not expected to result in an increase in shareholder fees paid by the Existing Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. In fact, the annual operating expenses of the New Fund are expected to be identical to, or, in time, lower than the annual operating expenses of the Existing Fund. The following is a comparison of the fee tables, along with the expense examples, of the Existing Fund and the New Fund:
Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None	None
Redemption Fee (as a % of amount redeemed)	None	None
Management Fees	0.85%[1]	0.85%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.46%	[__]%
Total Annual Fund Operating Expenses	1.31%	[__]%
Fee Waiver[1,2]	(0.36)%	[__]%
Total Annual Fund Operating Expenses After Waiver[1]	0.95%	[95]%

(1)	Restated to reflect current contractual management fee.
(2)
HCM has entered into an expense limitation agreement with the Trust (the “Expense Limitation Agreement”) pursuant to which HCM has agreed to waive or reduce its management fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s Total Annual Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than HCM)) to not more than 0.95% of the average daily net assets of the Fund. The contractual arrangement runs through January 31, 2022 for the Existing Fund and, for the New Fund, 12 months following the date of the first New Fund to commence operations which is expected to be the Closing Date which is currently set for [CLOSING DATE], unless terminated by the Board at any time.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[__]	$[__]	$[__]	$[__]
New Fund	$[__]	$[__]	$[__]	$[__]

More detailed information about the New Fund’s annual fund operating expenses will be set forth in the New Fund’s Prospectus.
Fiscal Year
The Existing Fund currently operates on a fiscal year ending September 30. Following the Reorganization, the New Fund will assume the financial history of the Existing Fund and will continue to operate on a fiscal year ending September 30.
Comparison of Valuation Procedures
Generally, the procedures by which AST intends to value the securities of the New Fund are substantially the same as the procedures used by Hillman to value the securities of the Existing Fund. In all cases where a price is not readily available and no other means are available for determining a price, both AST and Hillman turn to their fair value procedures for guidance. Applying AST’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s net asset values compared to applying Hillman’s valuation policies to the Existing Fund prior to the Reorganization.
Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees
Neither the Existing Fund nor the New Fund has any 12b-1 fees, sales charges, or redemption fees and none will be imposed on shareholders in connection with the Reorganization.
MANAGEMENT
Investment Adviser
Hillman Capital Management, Inc., a registered investment adviser located at 7250 Woodmont Avenue, Suite 310, Bethesda, Maryland 20814, serves as the investment adviser to the Existing Fund and will be the investment adviser to the New Fund pursuant to an investment advisory contract. HCM is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. HCM provides guidance and policy direction in connection with its daily management of the Fund’s assets.  HCM manages the investment and reinvestment of the Fund’s assets. HCM is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

HCM has served as a registered investment adviser to the Fund since its inception.  The executives and members of the advisory staff of HCM also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998.  As of September 30, 2020, HCM had approximately $201 million in assets under management.
As full compensation for the investment advisory services provided to the Existing Fund, HCM receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.85%. HCM has entered into the Expense Limitation Agreement with the Trust, pursuant to which HCM has agreed to waive or limit its management fees and to assume other expenses so that the total annual operating expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to 0.95%. The contractual arrangement runs through January 31, 2022 for the Existing Fund and, for the New Fund, 12 months following the date of the first New Fund to commence operations which is expected to be the Closing Date which is currently set for [CLOSING DATE], unless terminated by the Board at any time. The Adviser cannot recoup from the Fund any amounts paid by the Adviser under the Expense Limitation Agreement.
Portfolio Manager
The Existing Fund is managed on a day to day basis by Mark Hillman. The portfolio manager will not change as a result of the Reorganization. For more detailed information about the Fund’s portfolio manager, including his principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Existing Fund.
COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS
Independent Accountants
BBD, LLP, located at 1835 Market Street, 3rd Floor Philadelphia, PA 19103, serves as the Existing Fund’s independent accountant.  After the Reorganization, Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115 will serve as the independent accountant of the New. Cohen & Company, Ltd. will perform an annual audit of the New Fund’s financial statements and provide other services related to filings with respect to securities regulations.
Distributor
Capital Investment Group, Inc. (the “Distributor”), located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as an underwriter and distributor of the Existing Fund’s shares for the purpose of facilitating the registration of shares of the Existing Fund under state securities laws and to assist in sales of the Existing Fund’s shares pursuant to the Distribution Agreement between the Distributor and Hillman, on behalf of the Existing Fund.  After the Reorganization, ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, will serve as underwriter and distributor of the New Fund’s shares pursuant to a distribution agreement between the Distributor and AST, on behalf of the New Fund. The Distributor is not obligated to sell any specific amount of New Fund shares.
Administrator, Fund Accounting and Transfer Agency Services
The Nottingham Company (“TNC”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802, serves provides certain fund accounting and administrative services to the Existing Fund. After the Reorganization, ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS”, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, will provide certain administrative services to the New Fund. Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer, dividend paying, and shareholder servicing agent of the Existing Fund. After the Reorganization, ALPS Fund Services, Inc. will provide those services to the New Fund.

Custodian
UMB Bank, n.a., with its principal place of business located at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as custodian for the Existing Fund’s assets (the “Custodian”). The Custodian acts as the depository for the Fund, safekeeps portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian. The Custodian will continue to serve in the same capacity for the New Fund.
Compliance Services
The Nottingham Company, Inc., located at 116 S Franklin Street, Rocky Mount, NC 27802, provides a Chief Compliance Officer to Hillman as well as related compliance services pursuant to a compliance services agreement. After the Reorganization, ALPS serves in this capacity for AST, and, accordingly, will provide these services to AST with respect to the New Fund.
Legal Services
Greenberg Traurig LLP, 2200 Ross Avenue, Suite 5200, Dallas, TX 75201, currently serves as Hillman's legal counsel. Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 serves as the counsel to AST and, accordingly, will be the New Fund’s legal counsel following the Reorganization.
CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS
In connection with the Reorganization, the operations of the New Fund will be overseen by the Board of Trustees of AST (the “AST Board”) in accordance with AST’s Agreement and Declaration of Trust and AST’s By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The AST Board approves all significant agreements between/among the New Fund and the persons or companies that furnish services to the New Fund, including agreements with its distributor, HCM, administrator, custodian and transfer agent. The day-to-day operations of the New Fund are delegated to HCM and the New Fund’s administrator.
The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of AST are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

AST Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.
Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (September 2005 to May 2007); Chairman of Ameriprise Trust Company (2005 – 2007) and President, American Express Institutional Asset Management (1984 – 2002). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.
				10	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.
Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he was a Trustee of Children's Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.
10
Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present). He is an Advisory Board member of RiverNorth Funds (3 funds) (2020 to present).

Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
			10	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

AST Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.
Mr. May is currently COO of Magnifi LLC and is CEO and Founder of Paralel Technologies, LLC. Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.
10
Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) (2009 to present). IMr. May also serves on the Board of Directors of The Bow River Evergreen Fund (as of 2020) and the New Age Alpha Trust (as of 2020).

AST Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019
Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).

Erich Rettinger, Birth year: 1985	Treasurer	Since August 2020
Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller of ALPS (since 2013) and Fund Accounting of ALPS (2013-2017). He also served as Assistant Treasurer of the Trust (May 2019-August 2020). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.

Lucas Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018
Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of X-Square Balanced Fund, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust and 1WS Credit Income Fund.

Vilma DeVooght, Birth year: 1977	Secretary	Since May 2020
Ms. DeVooght has served as Senior Counsel of ALPS since 2014 and previously served as Associate Counsel of First Data Corporation from 2012 to 2014 and Legal Counsel of Invesco 2009 to 2011.  Ms. DeVooght also serves as Assistant Secretary of the Stone Harbor Investment Funds, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund (since 2015).

Anne M. Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, she was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 10 series of the Trust.

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of AST since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of AST based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of AST since October 30, 2012. He has been a Director of the RiverNorth Opportunities Fund, Inc. since 2013, the RiverNorth Opportunistic Municipal Income Fund, Inc. since 2018, the RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. since 2018, the RiverNorth Specialty Finance Corporation since 2018, the RiverNorth Managed Duration Municipal Income Fund, Inc. since 2019; the RiverNorth Flexible Municipal Income Fund, Inc. since 2020; an Advisory Board member of RiverNorth Funds since 2020 , Trustee of the Denver Museum of Nature and Science from 2000 to 2020; Trustee of Children's Hospital Colorado from May 2012 to February 2020; President and CEO of the University of Colorado (CU) Foundation from April 2006 to December 2012; and Executive Director of the CU Real Estate Foundation from April 2009 to December 2012. Mr. Hutchens is also Director of AMG National Trust Bank since June 2012. Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee of AST based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of AST since October 30, 2012. He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008. Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations. Mr. Seese was selected to serve as a Trustee of AST based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May is currently COO of Magnifi LLC and is CEO and Founder of Paralel Technologies, LLC. Mr. May has been an Interested Trustee of AST since October 30, 2012. He has been a Trustee of the Reaves Utility Income Fund since 2009. Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 to June 2019. Before joining ALPS, Mr. May worked for Deloitte where he earned his CPA and worked on audits of financial services companies. In addition to AST, Mr. May also serves on the Board of Directors of the Reaves Utility Income Fund, The Bow River Evergreen Fund, and the New Age Alpha Trust. Mr. May is also on the Board of Directors of the University of Colorado Foundation. Mr. May has a B.S. in Business Administration from the University of Colorado. He was selected to serve as a Trustee of AST based on his business, financial services, accounting and investment management experience.

None of the Independent Trustees owns securities in Hillman Capital Management, Inc., the New Fund’s investment adviser, or ALPS Distributors, Inc., the New Fund’s principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

AST Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the New Fund rests with the Trustees. AST has engaged HCM to manage the New Fund on a day-to day basis. The AST Board is responsible for overseeing HCM and other service providers in the operations of the New Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and AST’s Declaration of Trust. The AST Board is currently composed of four members, three of whom are Independent Trustees. The AST Board meets at regularly scheduled quarterly meetings each year. In addition, the AST Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the AST Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the AST Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The AST Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the AST Board and to act as a liaison with HCM, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the AST Board from time to time. The AST Board reviews matters related to its leadership structure annually. The AST Board has determined that the AST Board’s leadership structure is appropriate given AST’s characteristics and circumstances. These include AST’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the New Fund’s service providers.

Risk oversight forms part of the AST Board’s general oversight of the New Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the New Fund, the AST Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, HCM, the New Fund’s Chief Compliance Officer, the New Fund’s legal counsel and the independent registered public accounting firm for the New Fund regarding risks faced by the New Fund. The AST Board, with the assistance of the New Fund’s management and HCM, reviews investment policies and risks in connection with its review of the New Fund’s performance. The AST Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the New Fund’s compliance program and reports to the AST Board regarding compliance matters for the New Fund and its principal service providers. In addition, as part of the AST Board’s periodic review of the New Fund’s advisory and other service provider agreements, the AST Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

AST Board Committees
Audit Committee. The AST Board has an Audit Committee that considers such matters pertaining to AST’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and AST, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom is an Independent Trustee, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met four times during the fiscal year ended September 30, 2020.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the AST Board in selecting nominees to serve as trustees of AST. The Nominating and Corporate Governance Committee believes the AST Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the AST Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the AST Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of AST and effective and efficient management of all business and financial affairs of AST. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the AST Board met one time during the fiscal year ended September 30, 2020.

Comparison of Trustees’ and Officers’ Fees
The Existing Fund
The officers of Hillman will not receive compensation from Hillman for performing the duties of their offices. Each Independent Trustee receives an annual retainer of $5,000 plus a meeting fee of $500 for each quarterly meeting. In addition, each Independent Trustee receives a meeting fee of $500 for each special meeting attended in-person and $250 for each special meeting attended by telephone. These amounts may be paid pro rata in the event that the Existing Fund closes during the fiscal year. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.
The New Fund
Trustees’ and officers’ expenses and fees are Trust-wide expenses, and each series of AST (including the New Fund) pays a portion of the Trust-wide expenses. The Independent Trustees of AST receive a quarterly retainer of $11,000, plus $4,000 for each regular AST Board or Committee meeting attended and $2,000 for each special telephonic or in-person AST Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.
FEDERAL INCOME TAX CONSEQUENCES
As an unwaivable condition of the Reorganization, Hillman and AST will receive an opinion of counsel to AST to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Provided that the Reorganization so qualifies, the Existing Fund, the New Fund, and the shareholders of the Existing Fund will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, the New Fund shares received by each shareholder of the Existing Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Existing Fund shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund shares received, the Existing Fund shares exchanged must have been held as capital assets by the shareholder).
The Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code. Accordingly, the Existing Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders. Note that because (1) for certain federal tax purposes, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization, with the result that, among other things, the Reorganization will not terminate the Existing Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization, and (2) the New Fund expects to operate on a fiscal, and therefore taxable, year ending September 30 of each year, which is a continuation of the Existing Fund taxable year ending September 30 of each year.
Provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:
•	Each participating Existing Fund will not recognize any gain or loss as a result of the Reorganization;
•
The Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of the New Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;

•	The tax basis in and holding period for the Existing Fund’s assets will be maintained when transferred to the New Fund; and
•
The Existing Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Existing Fund shares held immediately before the Reorganization.

Notwithstanding the foregoing, no opinion will be obtained, and no assurance will be provided, concerning whether gain or loss may be recognized (i) in connection with the transfer of stock held by the Existing Fund in a passive foreign investment company as defined in Section 1297(a) of the Code, or (ii) under U.S. federal income tax principles that require the recognition of gain or loss upon the transfer of assets regardless of whether such transfer qualifies as a reorganization under Code Section 368(a). Although Hillman is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisers.
VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
Voting Securities
Shareholders of the Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each whole Existing Fund share and a fractional vote for each fractional Existing Fund share held as of the Record Date. As of the Record Date, there were [____] shares issued and outstanding of the Existing Fund.
Principal Shareholders and Management Ownership
Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of December 29, 2020, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Fund:
Shareholder and Address	Percentage of Fund Owned	Type of Ownership
[__]	[__]%	[__]

As of December 29, 2020, the Officers and Trustees of Hillman, as a group, owned less than 1% of the Existing Fund.
Participation in the Shareholder Meeting and Revocation of Proxies
If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You may vote in one of three ways:
•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the internet at the website address printed on your proxy ballot; or
•	Call the toll-free number printed on your proxy ballot
You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Existing Fund. You may also give written notice of revocation in person at the Shareholder Meeting. All properly executed proxies received in time for the Shareholder Meeting will be voted as specified in the proxy, or, if no specification is made, shares will be voted FOR the proposal.

Quorum and Required Vote for the Existing Fund
The presence in person or by proxy of the holders of record of one-third of the shares of the Existing Fund issued and outstanding and entitled to vote shall constitute a quorum with respect to the Existing Fund for the transaction of business at the Shareholder Meeting. The approval of the Plan of Reorganization with respect to the Existing Fund requires the affirmative vote of a majority of its shares, as defined below, either in person or by proxy. For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of the Existing Fund present at the meeting, if 50% or more of the outstanding voting securities of the Existing Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Existing Fund.
For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.
If either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to the Existing Fund, without further notice to the shareholders of the Existing Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. If the Plan of Reorganization is not approved by shareholders, the Board of Hillman will consider other options, which may include but is not limited to, seeking shareholder approval of the Plan of Reorganization again or declining to complete the Reorganization.
Solicitation of Shareholder Vote
The Board of Trustees of Hillman is making this solicitation of proxies. HCM has engaged Di Costa Partners, 509 Madison Avenue, Suite 1206, New York, NY 10022, a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Di Costa Partners are approximately $[___]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by HCM. In addition to solicitation by mail, Hillman will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Fund of whom they have knowledge, and HCM will reimburse them for their expenses in so doing. Certain officers, employees and agents of Hillman and HCM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.
Householding
As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified Hillman of their desire to receive multiple copies of the reports and proxy statements that Hillman sends. If you would like to receive an additional copy, please contact Hillman by writing to c/o Nottingham Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 or calling 1-800-773-3863. The Existing Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Existing Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Appendix A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Reorganization Agreement”) is made as of this  day of , 2020 by ALPS Series Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of the Hillman Value Fund, (a series of the Acquiring Trust, and the “Acquiring Fund”); Hillman Capital Management Investment Trust, a Delaware statutory trust (“Target Trust”), on behalf of the Hillman Value Fund (a series of the Target Trust and the “Target Fund”) (the Acquiring Fund and Target Fund may be referred to herein individually as a “Fund” and collectively as the “Funds”); Hillman Capital Management, Inc., a Maryland corporation (“Adviser”), the proposed investment adviser to the Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 of this Reorganization Agreement). The principal place of business of the Adviser Target Trust is 7250 Woodmont Avenue, Suite 310, Bethesda, Maryland 20814, the principal place of business of the Target Trust is 116 South Franklin Street, Rocky Mount, NC 27802, and the principal place of business of the Acquiring Trust is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Target Trust or the assets of any other series of the Acquiring Trust or the Target Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.
This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(a)
the transfer of all the assets of the Target Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest, no par value per share, of the Shares of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and

(b)
the pro rata distribution of all Shares of the Acquiring Fund to the shareholders of the Target Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (“Reorganization”).

WHEREAS, the Acquiring Fund is a series of the Acquiring Trust, the Target Fund is a separate series of the Target Trust, the Acquiring Trust and the Target Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Target Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Target Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES, AND TERMINATION AND
LIQUIDATION OF THE TARGET FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Target Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).
1.2 ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).
1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser). Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Target Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement.
1.4 LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:
(a) On the Closing Date, the Target Fund will distribute all of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 of this Reorganization Agreement to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Target Fund Shareholders”), in proportion to the Shares of the Target Fund then held of record and in constructive exchange therefore. That distribution shall be accomplished by the Acquiring Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Target Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Target Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the Target Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Target Fund will simultaneously be canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b) the Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.
1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Target Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the Target Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Target Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of the Target Fund, and shall file final  Tax Returns, as defined in Section 4.1(i) of this Reorganization Agreement, with the State of Delaware and elsewhere to the extent required under applicable law.
1.7 TRANSFER TAXES. Any transfer Taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.8 TERMINATION. The Target Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as possible following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but no later than six (6) months after the Closing Date). After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.
1.9 BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder and tax books and records, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date and no later than twenty (2) business days after the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.
1.10 INITIAL SHARES. Prior to the Closing, the Acquiring Fund will issue one share (the “Initial Share”) to the Adviser (“Sole Shareholder”) in exchange for the value of one such share for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Target Fund’s net assets shall be the value of all of the Target Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all of the Target Fund’s liabilities as of the Valuation Date. The value of the Target Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Target Trust’s policies and procedures related to pricing and the Target Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the Acquiring Fund Shares shall be the aggregate net asset value the Target Fund shares computed on the Valuation Date, using the valuation procedures set forth above.
2.2 VALUATION OF SHARES. The NAV per share for the Shares of the Acquiring Fund shall be equal to the NAV per share for the Shares of the Target Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.
2.3 SHARES TO BE ISSUED. The number of full and fractional Shares to be issued by the Acquiring Fund in exchange for the net assets of the Target Fund attributable to the Shares of the Target Fund shall be equal to the number of full and fractional Shares of the Target Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Target Fund Shareholder will receive the number of full and fractional shares of the Acquiring Fund equal to the number of full and fractional Shares of the Target Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4 EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:
(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually agreed upon by the parties.
The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.
2.5 DETERMINATION OF VALUE. All computations of value shall be made by The Nottingham Company, the Target Fund’s administrator, in accordance with its regular practice in pricing the shares and assets of the Target Fund and confirmed by ALPS Fund Services, Inc. (“ALPS”), the Acquiring Fund’s accounting agent. In the case of differences in valuation, the parties shall discuss in good faith to resolve on the Closing Date.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The Closing shall occur on ___________, 2021 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE on the Closing Date at the offices of ALPS in Denver, Colorado or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause UMB Bank, N.A., as custodian for the Target Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes, as defined in Section 4.1(i) of this Reorganization Agreement, including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Target Fund to the custodian for the Acquiring Funds for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.
3.3 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause Nottingham Shareholder Services, LLC, as transfer agent for the Target Fund (“Target Fund Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders, and the number, and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Target Trust at the Closing (a) a certificate as to the opening of accounts in the Target Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.
3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a) The Target Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.
(b) The Target Fund is a separate series of the Target Trust duly established in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.
(c) The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Target Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in (1) a conflict with or a material violation of any provision of the Target Trust’s Declaration of Trust or Bylaws (collectively, the “Target Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.
(e) Except for conversion fees, if any, that may be paid to the Target Fund Transfer Agent (i.e., Nottingham Shareholder Services, LLC) and the Target Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Target Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.
(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Reorganization Agreement. The Target Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
(g) The annual financial statements of the Target Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such period, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.
(h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Target Fund, or net redemptions shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other Tax Returns and reports of the Target Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other Taxes required to have been paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid Taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Target Fund’s knowledge, no Tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for Taxes, interest, additions to tax, or penalty has been asserted or threatened against the Target Fund with respect to Taxes. There are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending. Adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).
(j) All issued and outstanding shares of the Target Fund are validly issued and fully paid and purchasers of the shares will not have any obligation to make payments to the registrant or its creditors (other than the purchase price for the shares) or contributions to the registrant or its creditors solely by reason of the purchasers’ ownership of the shares. by the Target Fund. All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.
(k) At the time of the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.
(l) Other than approval by the Target Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Target Fund and the Target Trust’s Board of Trustees. Subject to approval by the Target Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(m) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.
(n) The current prospectus and statement of additional information of the Target Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Target Trust or the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(o) From the effective date of the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Target Fund Shareholders, including any adjournment thereof, (“Target Fund Meeting”) and on the Closing Date, any written information furnished by the Target Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) For each taxable year of its operations ending prior to the Closing Date, the Target Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed (or will compute) its U.S. federal income Tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income Tax purposes pursuant to Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it; and intends to qualify as a RIC under the Code for the period beginning on the first day of its current taxable year and including the Closing Date. The Target Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise Tax pursuant to Section 852 or 4982 of the Code that remains unpaid. The Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise Tax pursuant to Section 852 or 4982 of the Code.  The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of its last taxable year and it does not intend to change its taxable year end prior to the Closing.
(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Target Trust on behalf of the Target Fund, except for the effectiveness of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in Section 5.2 of this Reorganization Agreement.
(r) The Target Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0‑1(a)(7) under the 1940 Act as they currently apply to the Target Trust.
(s) The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a) The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the state of Delaware.
(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust, as amended.
(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.
(d) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Declaration of Trust, as amended or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
(g) The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(h) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.
(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.
(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Post‑Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post‑Effective Amendment will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post‑Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(k) The Acquiring Fund (i) will elect or maintain an election to be a RIC, will qualify for the Tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income Tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income Tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.
(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement) and the filing of any documents that may be required under the laws of the State of Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.
(n) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0‑1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.
4.3 REPRESENTATIONS OF BOTH THE ACQUIRING FUND AND THE TARGET FUND. Each of the Acquiring Trust and the Target Trust, on each respective Fund’s behalf, represents and warrants to the other, on the respective Fund’s behalf, as follows:
(a) No expenses incurred by the Target Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.
(b) The Target Fund Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.
ARTICLE V
COVENANTS OF ACQUIRING FUND AND TARGET FUND
5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Target Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise Taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.
5.2 SHAREHOLDER APPROVAL. The Target Fund will call a special Target Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.
5.4 ADDITIONAL INFORMATION; COOPERATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares as permitted by shareholder account registrations. The Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax Returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any Tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

5.5 FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, the Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Target Trust’s Treasurer, a statement of the earnings and profits of the Target Fund for U.S. federal income Tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. On or prior to the Closing Date, the Target Fund shall have delivered to the Acquiring Fund copies of: (a) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; (b) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (i) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (ii) legal opinions; and (iii) any organizational documents, including without limitation, the declaration of trust and bylaws, together with the board meeting minutes and consent of directors or trustees and shareholders with respect to any wholly-owned subsidiaries of the Target Fund.
5.7 PREPARATION OF PROXY MATERIALS. The Target Trust will prepare and file, or shall have prepared and filed, with the Securities and Exchange Commission (“Commission”) a proxy statement of the Target Fund relating to the transactions contemplated by this Reorganization Agreement. The proxy statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Target Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.
5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for preparing and filing of regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether or not due after the Closing Date), and other documents with the Commission, any state securities commission, and any U.S. federal, state or local Tax authorities or any other relevant authority, is and shall remain the responsibility of the Target Fund.
5.9 TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Target Trust, the Target Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the Tax opinion contemplated in this Reorganization Agreement.
5.10 ADDITIONAL INFORMATION. The Target Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Target Trust. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares, including, but not limited to: (1) a statement of the respective Tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations, notices or records on file with the Target Fund with respect to each Target Fund Shareholder, for all of the Target Fund Shareholders who are to become holders of the Acquiring Fund (the “Target Fund Shareholder Documentation”), certified by the Target Fund or its transfer agent to the best of their knowledge and belief, and (3) all FIN 48 work papers and supporting statements pertaining to the Target Fund. The information to be provided under (1) of this Section shall be provided as soon as reasonably practicable after the Closing but in any event not later than twenty (20) business days after Closing and the information to be provided under (2) and (3) of this Section shall be provided at or prior to the Closing.

5.11 CONFIDENTIALITY.
(a) The Acquiring Trust, the Acquiring Fund, the Target Trust, the Target Fund, and the Adviser (“Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
(b) In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
6.1 All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Target Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Target Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.
6.4 The Target Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund substantially to the effect that:
(a) The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the state of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Declaration of Trust.
(b) The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.
(c) Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.
(d) Each of the Proxy Materials and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.
(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.
(f) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or Code of Regulations.
(g) This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Target Trust, on behalf of the Target Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.
In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:
7.1 All representations, covenants, and warranties of the Target Trust and the Target Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Target Fund prior to or at the Closing.
7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Greenberg Traurig, LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:
(a) The Target Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The Target Fund has been established as a separate series of the Target Trust under the Declaration of Trust.
(b) The Target Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.
(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.
(d) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Target Trust’s Declaration of Trust (assuming approval of Target Fund Shareholders has been obtained) or its Bylaws.
(e) This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Target Trust on behalf of the Target Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Trust on behalf of the Target Fund enforceable against the Target Trust on behalf of the Target Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.
In rendering its opinion, Greenberg Traurig, LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Greenberg Traurig, LLP and local counsel may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.
7.4 The Target Fund will, within a five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT
The obligations of the Funds shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):
8.1 This Reorganization Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.
8.2 This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Target Trust, each in accordance with Rule 17a‑8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.
8.3 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.
8.4 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.
8.5 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
8.6 The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to the Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. The Post-Effective Amendment shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.7 The Funds shall have received an opinion of Davis Graham & Stubbs LLP, addressed to the Acquiring Trust, the Target Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:
(a) The transfer of all of the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund followed by the pro rata distribution by the Target Fund of all the Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(c) No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(d) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.
(e) The aggregate basis in the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.
(f) The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.
(g) The consummation of the Reorganization will not terminate the taxable year of the Target Fund. The part of the taxable year of the Target Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.
Notwithstanding the foregoing, no opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.
ARTICLE IX
EXPENSES
9.1 The Funds will pay no Reorganization Expenses. The Adviser will pay all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Target Trust and counsel to the Independent Trustees of the Target Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Target Trust in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes with respect to the transfer of securities of the Target Fund, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2 At the Closing, the Adviser shall pay the estimated costs of the Reorganization to be paid by it pursuant to Section 9.1, and any remaining balance shall be paid by the Adviser within thirty (30) days after the Closing.
9.3 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
9.4 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS
10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.
10.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 9.1, 9.2 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
11.1 This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Target Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Target Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Target Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:
(a) a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;
(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Target Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Target Fund, respectively.
11.2 In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Target Trust, the Target Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.
ARTICLE XII
AMENDMENTS
12.1 This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Target Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Target Fund Meeting called by the Target Fund pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY
13.1 The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.
13.2 This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3 This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.
13.4 This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.
13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Target Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Target Trust Governing Documents. Moreover, no series of the Target Trust or Acquiring Trust other than the Target Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Target Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Target Trust on behalf of the Target Fund and signed by authorized officers of the Acquiring Trust and the Target Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.
ARTICLE XIV
NOTICES
14.1 Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Target Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Reorganization Agreement, or to any other address that the Target Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.
HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST, on behalf of the Hillman Value Fund
By:
Name:
Title:

ALPS SERIES TRUST, on behalf of the Hillman Value Fund
By:
Name:
Title:

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 only

HILLMAN CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

HCM HILLMAN CAPITAL MANAGEMENT

*PO Box 9206, Canton, MA 02021-9905*

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/HCM
3. Follow the simple instructions

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 1-866-213-0603
3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Tracie A. Coop and Ashley L. Lanham, each the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Hillman Capital Management Investment Trust (the "Trust") to be held at the offices of the Trust's administrator, 116 South Franklin Street, Rocky Mount, North Carolina 27804 on February 23, 2021 at 10:00 a.m., EST, and at any and all adjournments thereof, all shares of beneficial interest of the Hillman Value Fund (the "Fund"), on the proposals set forth regarding the approval of: (i) an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a new series of ALPS Series Trust; and (ii) any other matters properly brought before the Meeting. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.

**THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR": (i) THE AGREEMENT AND PLAN OR REORGANIZTION AND (ii) IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable     Sign in the box above.

Date ____________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

LCGF 100054 821